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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                July 20, 1994
- - ------------------------------------------------------------------------------



                        GREYHOUND FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-7543                     94-1278569
- - ------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                  85077
- - ------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:               602/207-6900
                                                   ---------------------------
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Item 5.  Other Events.

         Greyhound Financial Corporation, the principal operating company of GFC Financial Corporation, announced on July 20, 1994 revenues, net income and selected financial data and ratios for the second quarter and six months ended June 30, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                                    Title
                 -----------------         ---------------------------------------------------
                        28                 Press Release of Greyhound Financial Corporation
                                           dated July 20, 1994





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           GREYHOUND FINANCIAL CORPORATION

                                    (Registrant)



Dated:  July 20, 1994      By /s/  Bruno A. Marszowski
                             ------------------------------------------------
                             Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer





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

                                           GREYHOUND FINANCIAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                            SUMMARY OF CONSOLIDATED INCOME
                                                      (UNAUDITED)
                                                (Dollars in Thousands)


                                            Quarter Ended                            Six Months Ended
                                               June 30,                                  June 30,
                                  ----------------------------------        ----------------------------------
                                      1994                 1993                  1994                 1993
                                  -------------        -------------        -------------        -------------
 Interest earned from
  financing transactions          $     113,567        $      62,356        $     185,571        $     120,618
 Interest expense                        53,648               31,423               87,510               61,991
                                  -------------        -------------        -------------        -------------
 Interest margins earned                 59,919               30,933               98,061               58,627

 Provision for possible
  credit losses                           4,888                  827                8,138                3,528
 Gains on securitizations
  and sale of assets                      4,500                  179                4,503                2,240

 Selling, administrative and
  other operating expenses               28,964               14,195               45,205               27,833
                                  -------------        -------------        -------------        -------------
 Income before income taxes              30,567               16,090               49,221               29,506
 Income taxes                            13,050                5,767               20,108               10,638
                                  -------------        -------------        -------------        -------------
 Net Income                       $      17,517        $      10,323        $      29,113        $      18,868
                                  =============        =============        =============        =============





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

                                        GREYHOUND FINANCIAL CORPORATION
                          SELECTED CONSOLIDATED FINANCIAL DATA AND RATIOS (UNAUDITED)
                                            (Dollars in Thousands)


                                                      Six Months Ended                  Year Ended or at
                                                       or at June 30,                     December 31,
                                               -------------------------------        -------------------
                                                1994 (1)           1993 (4)              1993 (4)
                                               ----------        -------------        -------------------
FINANCIAL DATA:
 Average funds employed (AFE) and
   securitizations (2)                         $3,760,512        $   2,537,904        $   2,666,208
 Ending funds employed (EFE)                    5,113,805            2,589,963            2,846,571
 Securitizations (2)                              345,752
 Average earning assets (3)                     3,316,497            2,229,913            2,350,019
 Nonaccruing assets                               187,044              101,384              102,607

 Reserve and accrued liabilities for
  possible credit losses                          134,185               67,512               64,280
 Total debt                                     3,966,411            2,012,407            2,082,350
 Stockholder's equity                             746,645              337,184              345,291
 New business                                     698,658              351,656            1,007,794
 Factoring volume                                 367,604

 Write-offs:
     Quarter                                        6,915                3,735
     Year-to-date                                  12,021                6,672               12,575

RATIOS:
Write-offs (annualized) as a % of AFE
 and securitizations                                 0.6%                 0.5%                 0.5%

Nonaccruing assets as a % of EFE and
 securitizations (2)                                 3.4%                 3.9%                 3.6%
Reserve and accrued liabilities for possible
 credit losses as a % of:
  Ending funds employed and securitizations (2)      2.5%                 2.6%                 2.3%
  Nonaccruing assets                                71.7%                66.6%                62.6%
Interest margins earned (annualized) as a %
 of average earning assets (3)                       5.9%                 5.3%                 5.2%

Selling, administrative and other operating
 expenses as a % of interest margins earned         46.1%                47.5%                47.5%
Total debt to equity                                  5.3                  6.0                  6.0

____________

(1) Includes financial results from the acquisitions of Ambassador (February 14, 1994) and TriCon (April 30, 1994).
(2) Securitizations are assets sold under securitization agreements and managed by TriCon.
(3) Average earning assets are net of average deferred taxes on leveraged leases and average nonaccruing assets for the periods presented.
(4)    The 1993 periods exclude TriCon and Ambassador.





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